UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 14, 2003
                Date of Report (Date of earliest event reported)

                            MUELLER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File Number 1-6770

                  Delaware                         25-0790410
      (State or other jurisdiction of            (I.R.S. Employer
       incorporation or organization)           Identification No.)

                        8285 Tournament Drive, Suite 150
                            Memphis, Tennessee 38125
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (901) 753-3200
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1 Press release dated October 14, 2003 reporting third quarter 2003 earnings.

Item 12. Results of Operations and Financial Condition.

      On October 14, 2003, Mueller Industries, Inc. issued a press release announcing earnings for the quarter ended September 27, 2003. A copy of the press release is attached as Exhibit 99.1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on October 14, 2003.

                                    MUELLER INDUSTRIES, INC.

                                    /s/ KENT A. MCKEE
                                    -------------------------------------
                                    Kent A. McKee
                                    Vice President and
                                    Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number                       Description
--------------                       -----------

     99.1               Press Release dated October 14, 2003